SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2011

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28685	65-0393635
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Renner Road, Suite 300
Richardson, Texas 75082

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 437- 5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events

On November 18, 2011, Vertical Computer Systems, Inc. (the “Registrant”) issued a press release regarding its subsidiary Priority Time Systems, Inc.  The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc.

Dated: November 18, 2011	By:	/s/ Richard Wade
Richard Wade
President and Chief Executive Officer